The information in the preliminary prospectus supplement (as supplemented by this supplement) is not complete and may be amended. We may not sell these securities until we deliver a final prospectus supplement and accompanying prospectus. The preliminary prospectus supplement (as supplemented by this supplement) is not an offer to sell nor is it seeking an offer to buy these securities in any state where the offer or sale is not permitted.

$1,000,000,000

Volkswagen Auto Loan Enhanced Trust 2008-2
Issuing Entity

Volkswagen Auto Lease/Loan Underwritten Funding, LLC,
Depositor

VW Credit, Inc.,
Servicer/Sponsor

Supplement, dated December 19, 2008 (subject to completion)

to

Preliminary Prospectus Supplement, dated December 18, 2008 (subject to completion)

to

Prospectus dated December 18, 2008

This Supplement should be read in conjunction with the Preliminary Prospectus Supplement, dated December 18, 2008, and the Prospectus, dated December 18, 2008.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these notes or determined if the prospectus supplement (as supplemented by this supplement) or the prospectus that accompanies the prospectus supplement is truthful or complete. Any representation to the contrary is a criminal offense.

The depositor has filed a registration statement (including a prospectus) with the SEC for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the depositor has filed with the SEC for more complete information about the depositor, the issuing entity, and this offering. You may get these documents for free by visiting EDGAR on the SEC website at www.sec.gov. Alternatively, the depositor, any underwriter or any dealer participating in the offering will arrange to send you the prospectus at your request by calling toll-free 1-866-669-7629.

The Preliminary Prospectus Supplement referenced above is hereby supplemented as follows:
Front Cover Page:
•	The total principal amount of the Notes indicated on the top of the front cover page should read: $1,000,000,000.
•	The column titled “Principal Amount” should read:

		Principal Amount
Class A-1 Notes		$222,000,000
Class A-2-A Notes	}	$219,000,000
Class A-2-B Notes
Class A-3-A Notes	}	$376,000,000
Class A-3-B Notes
Class A-4-A Notes	}	$183,000,000
Class A-4-B Notes

Total		$1,000,000,000

•	The “Total” in the column titled “Price to Public” should read “$1,000,000,000.”

•	The third bullet point should read “Credit enhancement for the notes offered hereby will consist of a reserve account with an initial deposit of $1,058,193.92, overcollateralization (in addition to the yield supplement overcollateralization amount) and the yield supplement overcollateralization amount.”
Summary:
•	The column titled “Principal Amount” in the table under “Summary — The Offered Securities” should read:

		Principal
		Amount
Class A-1 Notes		$222,000,000
Class A-2-A Notes	}	$219,000,000
Class A-2-B Notes
Class A-3-A Notes	}	$376,000,000
Class A-3-B Notes
Class A-4-A Notes	}	$183,000,000
Class A-4-B Notes
•	The first sentence of the first paragraph following the bullet points under “Summary — Statistical Information” should read: “As of the cut-off date, the receivables sold to the issuing entity on the closing date are expected to have an aggregate principal balance of approximately $1,205,593,826.92”

•	The first sentence of the first paragraph under “Summary — Credit Enhancement — Reserve Account” should read: “On the closing date, the depositor will deposit from the proceeds of the sale of the notes $1,058,193.92 (0.10% of the initial adjusted pool balance) in cash into the reserve account.”

•	The second sentence of the second paragraph under “Summary — Credit Enhancement - Reserve Account” should read: “Except as provided in the following paragraph, the “specified reserve account balance” is, on any payment date, the lesser of (a) $5,290,969.62 (0.50% of the initial adjusted pool balance) and (b) the aggregate outstanding balance of the notes after giving effect to all payments of principal on that payment date.”

•	The third sentence of the first paragraph under “Summary — Credit Enhancement - Overcollateralization” should read: “The initial amount of overcollateralization will be $58,193,923.55, or approximately 5.50% of the initial adjusted pool balance.

•	The first sentence of the second paragraph under “Summary — Credit Enhancement — Yield Supplement Overcollateralization Amount” should read: “As of the closing date, the yield supplement overcollateralization amount will equal $147,399,903.37, which is approximately 13.93% of the initial adjusted pool balance.”
The Issuing Entity:
•	The table under “The Issuing Entity — Capitalization of the Issuing Entity” should read:

Class A-1 Asset Backed Notes		$222,000,000.00
Class A-2-A Asset Backed Notes	}	$219,000,000.00
Class A-2-B Asset Backed Notes
Class A-3-A Asset Backed Notes	}	$376,000,000.00
Class A-3-B Asset Backed Notes
Class A-4-A Asset Backed Notes	}	$183,000,000.00
Class A-4-B Asset Backed Notes
Overcollateralization		$58,193,923.55
Yield Supplement Overcollateralization Amount		$147,399,903.37
Initial Reserve Account Balance		$1,058,193.92

Total		$1,206,652,020.84

Weighted Average Life of the Notes:
•	The table following the first bullet point under “Weighted Average Life of the Notes” should read:

				Remaining
			Original Term	Term
	Outstanding	Gross	to Maturity	to Maturity
Pool	Principal Balance	Contract Rate	(in Months)	(in Months)
1	$683,795.68	2.646%	12	8
2	8,952,042.67	2.544%	24	20
3	103,622,081.60	0.598%	36	32
4	52,534,649.66	1.744%	48	44
5	266,681,616.37	2.472%	60	56

				Remaining
			Original Term	Term
	Outstanding	Gross	to Maturity	to Maturity
Pool	Principal Balance	Contract Rate	(in Months)	(in Months)
6	241,470,015.49	2.484%	72	68
7	84,062.20	5.157%	12	9
8	1,503,020.51	5.480%	24	20
9	9,371,451.44	5.561%	36	32
10	22,401,843.66	5.881%	48	44
11	208,090,947.56	6.274%	60	56
12	290,198,300.08	6.340%	72	67

Total	$1,205,593,826.92

•	The “ABS Tables” referred to in “Weighted Average Life of the Notes” should read as set forth in Appendix A to this Supplement.
Description of the Transfer Agreements and the Administration Agreement
•	The first sentence of the first paragraph under “Description of the Transfer Agreements and the Administration Agreement — Yield Supplement Overcollateralization Amount” should read as follows: “As of the closing date, the yield supplement overcollateralization amount will equal $147,399,903.37, which is approximately 13.93% of the initial Adjusted Pool Balance.”

•	The chart under “Description of the Transfer Agreements and the Administration Agreement — Yield Supplement Overcollateralization Amount” should read as set forth in Appendix B to this Supplement.
Underwriting
•	The “Total” in the column titled “Class A-1 Notes” in the table under the first paragraph should read “$222,000,000.”

•	The “Total” in the column titled “Total” in the table under the first paragraph should read “$1,000,000,000.”
Glossary
•	The definition of “Specified Reserve Account Balance” should read as follows: “Specified Reserve Account Balance” means, as of the closing date, $1,058,193.92, and for any payment date, the lesser of $5,290,969.62 and the aggregate outstanding balance of the notes after giving effect to all payments of principal on that payment date.
Back Cover Page:
•	The principal amount of each Class of Notes indicated on the back cover page should read:

Class A-1 Notes		$222,000,000
Class A-2-A Notes	}	$219,000,000

Class A-2-B Notes
Class A-3-A Notes	}	$376,000,000
Class A-3-B Notes
Class A-4-A Notes	}	$183,000,000
Class A-4-B Notes

Appendix A
ABS Tables

Percent of the Initial Outstanding Balance at Various ABS Percentages
Class A-1 Notes

Payment Date	0.00%	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2009	92.96	90.23	87.39	85.61	84.41	83.18	81.29
February 2009	85.86	80.50	74.90	71.42	69.05	66.64	62.93
March 2009	78.71	70.81	62.56	57.43	53.93	50.37	44.91
April 2009	71.49	61.15	50.34	43.63	39.05	34.39	27.23
May 2009	64.22	51.52	38.27	30.02	24.41	18.68	9.90
June 2009	56.88	41.93	26.32	16.62	10.00	3.26	0.00
July 2009	49.49	32.38	14.52	3.41	0.00	0.00	0.00
August 2009	42.03	22.86	2.84	0.00	0.00	0.00	0.00
September 2009	34.55	13.42	0.00	0.00	0.00	0.00	0.00
October 2009	27.01	4.01	0.00	0.00	0.00	0.00	0.00
November 2009	19.42	0.00	0.00	0.00	0.00	0.00	0.00
December 2009	11.75	0.00	0.00	0.00	0.00	0.00	0.00
January 2010	4.03	0.00	0.00	0.00	0.00	0.00	0.00
February 2010	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (Years) to Call	0.59	0.45	0.36	0.32	0.29	0.27	0.25
Weighted Average Life (Years) to Maturity	0.59	0.45	0.36	0.32	0.29	0.27	0.25

Percent of the Initial Outstanding Balance at Various ABS Percentages
Class A-2-A Notes and Class A-2-B Notes

Payment Date	0.00%	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
February 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
March 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
April 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
May 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2009	100.00	100.00	100.00	100.00	100.00	100.00	92.83
July 2009	100.00	100.00	100.00	100.00	95.78	87.96	75.97
August 2009	100.00	100.00	100.00	90.27	81.67	72.91	59.46
September 2009	100.00	100.00	91.23	77.32	67.83	58.18	43.35
October 2009	100.00	100.00	79.71	64.57	54.25	43.74	27.60
November 2009	100.00	94.57	68.33	52.03	40.91	29.59	12.20
December 2009	100.00	85.10	57.10	39.69	27.82	15.73	0.00
January 2010	100.00	75.67	46.00	27.55	14.97	2.16	0.00
February 2010	96.19	66.28	35.04	15.62	2.38	0.00	0.00
March 2010	88.23	56.92	24.22	3.89	0.00	0.00	0.00
April 2010	80.20	47.60	13.54	0.00	0.00	0.00	0.00
May 2010	72.11	38.31	3.01	0.00	0.00	0.00	0.00
June 2010	63.96	29.06	0.00	0.00	0.00	0.00	0.00
July 2010	55.73	19.84	0.00	0.00	0.00	0.00	0.00
August 2010	47.44	10.66	0.00	0.00	0.00	0.00	0.00
September 2010	39.32	1.74	0.00	0.00	0.00	0.00	0.00
October 2010	31.14	0.00	0.00	0.00	0.00	0.00	0.00
November 2010	22.89	0.00	0.00	0.00	0.00	0.00	0.00
December 2010	14.57	0.00	0.00	0.00	0.00	0.00	0.00
January 2011	6.19	0.00	0.00	0.00	0.00	0.00	0.00
February 2011	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (Years) to Call	1.66	1.33	1.07	0.95	0.88	0.82	0.73
Weighted Average Life (Years) to Maturity	1.66	1.33	1.07	0.95	0.88	0.82	0.73

Percent of the Initial Outstanding Balance at Various ABS Percentages
Class A-3-A Notes and Class A-3-B Notes

Payment Date	0.00%	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
February 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
March 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
April 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
May 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
July 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
August 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
September 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
October 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
November 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
December 2009	100.00	100.00	100.00	100.00	100.00	100.00	98.35
January 2010	100.00	100.00	100.00	100.00	100.00	100.00	89.81
February 2010	100.00	100.00	100.00	100.00	100.00	93.53	81.47
March 2010	100.00	100.00	100.00	100.00	94.19	85.97	73.35
April 2010	100.00	100.00	100.00	95.56	87.15	78.58	65.44
May 2010	100.00	100.00	100.00	88.97	80.25	71.37	57.74
June 2010	100.00	100.00	95.70	82.50	73.50	64.33	50.26
July 2010	100.00	100.00	89.72	76.15	66.89	57.46	42.99
August 2010	100.00	100.00	83.84	69.92	60.44	50.77	35.94
September 2010	100.00	100.00	78.14	63.92	54.22	44.35	29.19
October 2010	100.00	95.83	72.53	58.04	48.16	38.09	22.64
November 2010	100.00	90.67	67.00	52.27	42.24	32.01	16.32
December 2010	100.00	85.53	61.55	46.63	36.46	26.10	10.20
January 2011	100.00	80.41	56.18	41.11	30.83	20.37	4.30
February 2011	98.68	75.31	50.89	35.71	25.36	14.81	0.00
March 2011	93.72	70.23	45.69	30.43	20.02	9.43	0.00
April 2011	88.71	65.17	40.57	25.27	14.84	4.22	0.00
May 2011	83.66	60.13	35.53	20.24	9.81	0.00	0.00
June 2011	78.58	55.11	30.58	15.33	4.93	0.00	0.00
July 2011	73.45	50.11	25.71	10.54	0.20	0.00	0.00
August 2011	68.28	45.12	20.93	5.88	0.00	0.00	0.00
September 2011	64.02	40.95	16.85	1.86	0.00	0.00	0.00
October 2011	59.72	36.80	12.85	0.00	0.00	0.00	0.00
November 2011	55.38	32.66	8.91	0.00	0.00	0.00	0.00
December 2011	51.02	28.54	5.05	0.00	0.00	0.00	0.00
January 2012	46.61	24.44	1.26	0.00	0.00	0.00	0.00
February 2012	42.17	20.35	0.00	0.00	0.00	0.00	0.00
March 2012	37.69	16.28	0.00	0.00	0.00	0.00	0.00
April 2012	33.18	12.23	0.00	0.00	0.00	0.00	0.00
May 2012	28.62	8.20	0.00	0.00	0.00	0.00	0.00
June 2012	24.04	4.18	0.00	0.00	0.00	0.00	0.00
July 2012	19.41	0.18	0.00	0.00	0.00	0.00	0.00
August 2012	14.75	0.00	0.00	0.00	0.00	0.00	0.00
September 2012	10.52	0.00	0.00	0.00	0.00	0.00	0.00
October 2012	6.27	0.00	0.00	0.00	0.00	0.00	0.00
November 2012	1.97	0.00	0.00	0.00	0.00	0.00	0.00
December 2012	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (Years) to Call	3.04	2.64	2.22	1.99	1.85	1.72	1.54
Weighted Average Life (Years) to Maturity	3.04	2.64	2.22	1.99	1.85	1.72	1.54

Percent of the Initial Outstanding Balance at Various ABS Percentages
Class A-4-A Notes and Class A-4-B Notes

Payment Date	0.00%	0.50%	1.00%	1.30%	1.50%	1.70%	2.00%
Closing Date	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
February 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
March 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
April 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
May 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
July 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
August 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
September 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
October 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
November 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
December 2009	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
February 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
March 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
April 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
May 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
June 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
July 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
August 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
September 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
October 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
November 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
December 2010	100.00	100.00	100.00	100.00	100.00	100.00	100.00
January 2011	100.00	100.00	100.00	100.00	100.00	100.00	100.00
February 2011	100.00	100.00	100.00	100.00	100.00	100.00	97.16
March 2011	100.00	100.00	100.00	100.00	100.00	100.00	85.93
April 2011	100.00	100.00	100.00	100.00	100.00	100.00	75.15
May 2011	100.00	100.00	100.00	100.00	100.00	98.33	64.81
June 2011	100.00	100.00	100.00	100.00	100.00	88.36	54.93
July 2011	100.00	100.00	100.00	100.00	100.00	78.75	45.50
August 2011	100.00	100.00	100.00	100.00	90.99	69.51	36.53
September 2011	100.00	100.00	100.00	100.00	82.82	61.42	28.57
October 2011	100.00	100.00	100.00	95.79	74.91	53.64	20.99
November 2011	100.00	100.00	100.00	87.97	67.26	46.18	0.00
December 2011	100.00	100.00	100.00	80.36	59.89	39.03	0.00
January 2012	100.00	100.00	100.00	72.98	52.77	32.19	0.00
February 2012	100.00	100.00	94.96	65.82	45.93	25.68	0.00
March 2012	100.00	100.00	87.48	58.88	39.36	0.00	0.00
April 2012	100.00	100.00	80.14	52.16	33.07	0.00	0.00
May 2012	100.00	100.00	72.96	45.67	27.04	0.00	0.00
June 2012	100.00	100.00	65.94	39.40	0.00	0.00	0.00
July 2012	100.00	100.00	59.06	33.36	0.00	0.00	0.00
August 2012	100.00	92.19	52.34	27.55	0.00	0.00	0.00
September 2012	100.00	84.80	46.30	0.00	0.00	0.00	0.00
October 2012	100.00	77.45	40.40	0.00	0.00	0.00	0.00
November 2012	100.00	70.12	34.64	0.00	0.00	0.00	0.00
December 2012	95.16	62.83	0.00	0.00	0.00	0.00	0.00
January 2013	86.20	55.58	0.00	0.00	0.00	0.00	0.00
February 2013	77.16	48.35	0.00	0.00	0.00	0.00	0.00
March 2013	68.05	41.16	0.00	0.00	0.00	0.00	0.00
April 2013	58.86	34.00	0.00	0.00	0.00	0.00	0.00
May 2013	49.60	0.00	0.00	0.00	0.00	0.00	0.00
June 2013	40.27	0.00	0.00	0.00	0.00	0.00	0.00
July 2013	0.00	0.00	0.00	0.00	0.00	0.00	0.00

Weighted Average Life (Years) to Call	4.37	4.11	3.67	3.36	3.12	2.89	2.57
Weighted Average Life (Years) to Maturity	4.45	4.17	3.75	3.41	3.17	2.92	2.58

Appendix B
Yield Supplement Overcollateralization Amount

Payment Date	Yield Supplement Overcollateralization Amount
Closing Date	147,399,903.37
January 2009	142,684,877.96
February 2009	138,038,788.20
March 2009	133,462,422.74
April 2009	128,956,561.02
May 2009	124,521,992.01
June 2009	120,159,506.87
July 2009	115,869,906.78
August 2009	111,653,939.39
September 2009	107,512,311.65
October 2009	103,445,738.79
November 2009	99,454,881.13
December 2009	95,540,456.81
January 2010	91,703,318.33
February 2010	87,944,307.26
March 2010	84,264,284.32
April 2010	80,664,087.14
May 2010	77,144,578.57
June 2010	73,706,601.12
July 2010	70,350,991.27
August 2010	67,078,444.88
September 2010	63,889,172.28
October 2010	60,783,339.77
November 2010	57,761,095.90
December 2010	54,822,836.69
January 2011	51,969,397.01
February 2011	49,201,638.93
March 2011	46,520,409.09
April 2011	43,926,605.81
May 2011	41,421,122.82
June 2011	39,004,822.82
July 2011	36,678,509.95
August 2011	34,442,379.45
September 2011	32,292,814.49
October 2011	30,222,477.41
November 2011	28,224,670.28
December 2011	26,296,212.31
January 2012	24,437,650.78
February 2012	22,649,761.09
March 2012	20,933,305.84

B-1

Payment Date	Yield Supplement Overcollateralization Amount
April 2012	19,289,049.09
May 2012	17,717,738.72
June 2012	16,220,114.83
July 2012	14,796,896.59
August 2012	13,448,260.32
September 2012	12,171,689.47
October 2012	10,964,893.07
November 2012	9,827,003.63
December 2012	8,757,784.79
January 2013	7,757,899.65
February 2013	6,828,084.47
March 2013	5,969,065.19
April 2013	5,181,563.72
May 2013	4,466,277.11
June 2013	3,823,855.10
July 2013	3,254,764.18
August 2013	2,756,780.20
September 2013	2,320,149.20
October 2013	1,934,461.23
November 2013	1,590,220.74
December 2013	1,280,796.97
January 2014	1,005,651.22
February 2014	764,881.25
March 2014	558,540.32
April 2014	386,619.17
May 2014	249,016.42
June 2014	145,171.09
July 2014	73,368.43
August 2014	29,790.71
September 2014	8,209.07
October 2014	888.92
November 2014	23.06
December 2014	—

B-2